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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



        Date of Report (date of earliest event reported): APRIL 24, 2003



                            PRIDE INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)



              DELAWARE                                 1-13289                              76-0069030
    (State or other jurisdiction              (Commission File Number)                   (I.R.S. Employer
          of incorporation)                                                             Identification No.)



                  5847 SAN FELIPE, SUITE 3300
                        HOUSTON, TEXAS                                            77057
           (Address of principal executive offices)                            (Zip Code)
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       Registrant's telephone number, including area code: (713) 789-1400




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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)    Exhibits

         99.1 Rig contract status information posted to Pride's website on April 24, 2003.

         99.2   News release issued by Pride dated April 24, 2003.


ITEM 9.  REGULATION FD DISCLOSURE

         We are furnishing information regarding the contract status of our rigs posted to our website on April 24, 2003. Such information is furnished as
Exhibit 99.1 to this Current Report and is incorporated by reference herein.

         The following information is furnished under Item 12 of Form 8-K
(Results of Operations and Financial Condition) in accordance with Securities and Exchange Commission Release No. 33-8216.

         On April 24, 2003, we issued a press release with respect to our 2003 first quarter earnings. The press release is furnished as Exhibit 99.2 to this Current Report and incorporated by reference herein.

         The information furnished pursuant to this Item 9, including Exhibits
99.1 and 99.2, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed by Pride under the Securities
Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   PRIDE INTERNATIONAL, INC.


                                   By: /s/ Earl W. McNiel
                                      ------------------------------------------
                                      Earl W. McNiel
                                      Vice President and Chief Financial Officer


Date: April 24, 2003


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                                  EXHIBIT INDEX


NO.       DESCRIPTION
---       -----------

99.1 Rig contract status information posted to Pride's website on April 24, 2003.

99.2      News release issued by Pride dated April 24, 2003.


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